Exhibit 10.2

SECOND AMENDMENT TO STOCK PLEDGE AND ESCROW AGREEMENT

This SECOND AMENDMENT TO STOCK PLEDGE AND ESCROW AGREEMENT (this “Second Amendment”), dated as of February 9, 2012 amends that certain Stock Pledge and Escrow Agreement dated as of August 16, 2010 between The Amacore Group, Inc., a Delaware corporation (“Pledgor”), and Vicis Capital Master Fund, a series of the Vicis Capital Master Trust, a trust formed under the laws of the Cayman Islands (the “Vicis”), and Quarles & Brady LLP, as escrow agent (“Escrow Agent”) (as amended by that certain First Amendment between the Company, the Purchaser, and the Escrow Agent effective as of June 2, 2011, and as from time to time hereafter amended, the “Pledge Agreement”). Capitalized terms used in this Second Amendment without definition shall have the respective meanings ascribed to them in the Pledge Agreement.

R E C I T A L S

WHEREAS, Vicis and Pledgor are parties to a Securities Purchase Agreement dated August 16, 2010 (the “Purchase Agreement”) whereby Pledgor agreed to sell to Vicis up to $5,000,000 in principal amount of its 15% Senior Secured Convertible Notes due June 30, 2012 (as such Notes were so amended and restated pursuant to the June Purchase Agreement).

WHEREAS, Vicis and Pledgor are parties to a Securities Purchase Agreement dated June 2, 2011 (the “June Purchase Agreement”), whereby Pledgor agreed to sell to Vicis up to $2,500,000 in principal amount of its 15% Senior Secured Convertible Notes due June 30, 2012 (the “2012 Notes”), in exchange for up to $2,500,000 cash.

WHEREAS, Vicis and Pledgor are parties to the Amendment No. 1 to Securities Purchase Agreement dated of even date herewith (the June Purchase Agreement as amended by such First Amendment, the “Amended Purchase Agreement”), whereby Pledgor has agreed to sell to Vicis up to an additional $1,500,000 in principal amount of its 2012 Notes, in exchange for up to $1,500,000 cash.

WHEREAS, it is a condition precedent to Vicis entering into the Amended Purchase Agreement that Pledgor execute and deliver to Vicis a second amendment to the Pledge Agreement in the form hereof. This is the Second Amendment to Pledge Agreement referred to in the Amended Purchase Agreement.

AGREEMENTS

In consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Vicis, as follows:

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1. Definition of Notes. Recital B. of the Pledge Agreement shall be deleted and shall be replaced in its entirety with the following:

B. Pursuant to the Securities Purchase Agreement dated August 16, 2010 between Pledgor and Vicis, Vicis has agreed to make a loan of up to $5,000,000 (the “Loan”) to Pledgor, to be evidenced (as so modified by and in accordance with the Securities Purchase Agreement dated June 2, 2011, as amended, between Pledgor and Vicis (the “Amended Purchase Agreement”)) by one or more Amended and Restated 15% Senior Secured Convertible Notes due June 30, 2012, and pursuant to the Amended Purchase Agreement, Vicis has agreed to make a loan of up to $4,000,000 to Pledgor, to be evidenced by one or more 15% Senior Secured Convertible Notes due June 30, 2012 (each such amended and restated note due June 30, 2012, and each such note due June 30, 2012, a “Note” and collectively, the “Notes”).

2. Execution. This Second Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or in other electronic form, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

3. Governing Law. The validity, construction and effect of this Second Amendment shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

4. Ratification. Except as expressly amended pursuant to this Second Amendment, all terms and conditions of the Pledge Agreement are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references to the Pledge Agreement shall hereafter refer to such Pledge Agreement, as amended hereby.

5. Conflict.  In the event of any conflict between the Pledge Agreement and this Second Amendment, the terms of this Amendment shall govern.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Second Amendment to Pledge and Escrow Agreement to be duly executed and delivered as of the date first above written.

THE AMACORE GROUP, INC. By: /s/ Jay Shafer Name: Jay Shafer Title: CEO VICIS CAPITAL MASTER FUND By: Vicis Capital LLC By: /s/ Keith W. Hughes Name: Keith W. Hughes Title: Chief Financial Officer

Accepted and Agreed by:

ESCROW AGENT:
QUARLES & BRADY LLP

By: /s/ Hoyt Stastney By: Hoyt Stastney, Partner

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ACKNOWLEDGMENT AND CONSENT

The undersigned is an Issuer referred to in the Stock Pledge and Escrow Agreement, dated as of August 16, 2010, made by Pledgor (as defined therein) in favor of Vicis (as defined therein) (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), and hereby acknowledges receipt of a copy of the foregoing Second Amendment to Stock Pledge and Escrow Agreement, dated as of February [__], 2012, made by Pledgor in favor of Vicis (the “Amendment”) amending the Pledge Agreement. The undersigned agrees for the benefit of Vicis as follows:

1. The undersigned will be bound by the terms of the Pledge Agreement, as amended by the Amendment, and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify Vicis promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

[ISSUER NAME] By: _______________